Lord Abbett Growth Opportunities Fund

Supplement dated July 31, 2017 to the

Summary Prospectus dated April 1, 2017

Effective July 31, 2017, David Linsen, Partner and Director of Equities, is primarily responsible for the day-to-day management of the Fund, replacing the prior portfolio managers on an interim basis until Jeffrey Rabinowitz, Portfolio Manager, assumes that responsibility effective August 7, 2017. The Fund will continue to be managed according to its existing investment parameters. Below is information about Messrs. Linsen and Rabinowitz.

Effective July 31, 2017, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
David Linsen, Partner and Director of Equities	2017

Effective August 7, 2017, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Jeffrey Rabinowitz, Portfolio Manager	2017

Please retain this document for your future reference.